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                      THIRD AMENDMENT TO LOAN AGREEMENT
                      ---------------------------------

         This Third Amendment to Loan Agreement (the "Amendment") is dated and effective as of February 27, 2001, by, between and among BANK ONE, KENTUCKY, NA, a national banking association and its successors and assigns, whose address is 416 West Jefferson Street, Louisville, Kentucky 40202 (referred to herein as "Bank"), COMMONWEALTH PREMIUM FINANCE CORPORATION, a Kentucky corporation, whose address is 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("Commonwealth"), UNIFIED FINANCIAL SERVICES, INC., a Delaware corporation, whose address is 2424 Harrodsburg Road, Lexington, Kentucky 40503 ("Unified")(Commonwealth and Unified are herein sometimes collectively referred to as "Borrowers"), EQUITY INSURANCE MANAGERS, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("EIM"), EQUITY INSURANCE ADMINISTRATORS, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("EIA"), and 21ST CENTURY CLAIMS SERVICE, INC., 220 Lexington Green Circle, Suite 600, Lexington, Kentucky 40503 ("21st Century").

                                  RECITALS
                                  --------


         1. Borrowers, EIM, EIA, 21st Century and Bank are parties to that certain Loan Agreement dated as of December 28, 1999, as amended by that First Amendment to Loan Agreement dated as of June 28, 2000 and that Second Amendment to Loan Agreement dated as of December 11, 2000 (as amended, the "Loan Agreement"), under which Commonwealth and Unified are obligated to Bank for payment of the Notes, as defined therein, which are guaranteed pursuant to the Guaranties made and executed by Commonwealth, Unified, EIM, EIA and 21st Century;


         2. One of the Notes is that Renewal Term Note dated June 28, 2000, made by Unified payable to the Bank in the face principal amount of $1,893,750.00 (the "Unified Note"); and

         3. The parties hereto desire for the Bank to renew the Unified Note in the face principal amount of $1,893,750.00 pursuant to the terms of that certain renewal term note dated as of the date hereof in such amount payable by Unified to Bank (the "Unified Renewal Note"); and

         4. Bank is willing to renew the obligations evidenced by the Unified Renewal Note provided that the Borrowers, EIM, EIA and 21st Century enter into this Third Amendment to the Loan Agreement for the purpose of modifying the Loan Documents, and provided further that each of Commonwealth, Unified, EIM, EIA and 21st Century execute guaranties in which each guaranties the Notes and all other obligations of each of Borrowers to Bank, all upon the terms and conditions of this Third Amendment;

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and in the Loan Agreement, and intending to be legally bound hereby, covenant and agree as follows:

1.       CERTAIN DEFINITIONS
         -------------------

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         All capitalized words herein not otherwise defined shall have the same meaning given to such words in the Loan Agreement, except as the definition of such capitalized words is amended herein.

         The following definitions in Article 1 of the Loan Agreement are hereby deleted and replaced with the following definitions:

         1.08. Guaranties mean collectively (i) the Guaranty dated February
               ----------
27, 2001, of the Renewal Revolving Credit Note and all of Commonwealth's obligations under the Loan Documents, made and executed by Unified, and (ii) the Guaranty dated February 27, 2001, of the Unified Renewal Note and all of Unified's obligations under the Loan Documents, made and executed by Commonwealth, and (iii) the Guaranties dated February 27, 2001, of the Unified Renewal Note, the Renewal Revolving Credit Note and all of Unified's and Commonwealth's obligations under the Loan Documents, made and executed by each of EIM, EIA and 21st Century.

         1.12. Loan Documents means the Loan Agreement, as amended, the
               --------------
Notes, the Guaranties, the Security Agreements, the UCC-1's, and any other instruments, certificates or documents previously, concurrently or hereafter delivered or to be delivered by Unified, Commonwealth, EIM, EIA, and 21st Century under this Agreement, or otherwise, evidencing, securing or relating to the Loans.

         1.15. Notes means the Unified Renewal Note and the Renewal Revolving
               -----
Credit Note.

         1.23. Unified Renewal Note means the Note dated February 27, 2001,
               --------------------
in the principal amount of One Million Eight Hundred Ninety Three Thousand Seven Hundred Fifty and 00/100 Dollars ($1,893,750.00), executed by Unified and payable to the order of Bank.

2.       THE UNIFIED RENEWAL NOTE. Simultaneously with the execution of this
         ------------------------
Amendment, Unified shall execute and deliver to Bank the Unified Renewal
Note in the original principal sum of One Million Eight Hundred Ninety Three Thousand Seven Hundred Fifty and 00/100 Dollars ($1,893,750.00). The outstanding principal balance of the Unified Renewal Note shall bear interest and be repayable in accordance with the terms thereof.

3.       SECURITY FOR UNIFIED RENEWAL NOTE AND GUARANTIES. Each and all of the
         ------------------------------------------------
Borrowers' obligations under this Amendment, the Notes and all other sums that are recoverable by Bank under the Loan Documents shall be and hereby are secured by the security interests granted to Bank under the Security Agreements (as defined in the Loan Agreement, as hereby amended), and it is agreed that all references to Renewal Term Note in each of the Loan
Documents shall hereafter mean the Unified Renewal Note, which shall hereafter be secured by all of the collateral that secured the Renewal Term Note. Simultaneously with the execution of this Amendment, Commonwealth, EIM, Unified, EIA and 21st Century shall each enter into a guaranty of the Notes of which it is not the maker in form and substance satisfactory to Bank. The Security Agreements and the other Loan Documents are hereby amended to incorporate therein the Unified Renewal Note as part of the indebtedness secured by, and entitled to the other benefits of, the Loan Documents.

                                     2

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4.       LIMITED WAIVER BY BANK OF BREACH OF COVENANT; AMENDMENT OF COVENANT.
         -------------------------------------------------------------------
The negative covenant of Commonwealth contained in section 6.03 of the Loan Agreement is hereby waived by Bank with respect to debt of $113,000 advanced to Commonwealth prior to this date by an affiliate, but shall otherwise continue in effect and be binding on Commonwealth.

5.       ADDITIONAL COVENANTS BINDING ON UNIFIED.
         ---------------------------------------

         a.    The following section 6.05 is hereby added to the Loan Agreement:

         6.05. No Dividends by Unified. Unified shall not declare or pay any
               -----------------------
         dividends, payable in cash, property, stock or otherwise, with respect to its outstanding common stock without the prior written consent of Bank.

         b.    The following section 6.06 is hereby added to the Loan Agreement:

         6.06. Debt Limitations of Unified and Subsidiaries. Neither Unified
               --------------------------------------------
         nor any of its subsidiaries shall create, incur, assume or suffer to exist any additional indebtedness in excess of $100,000, without the prior written consent of Bank, except:

               a.   Bank Debt. Debt payable to Bank under this Agreement and
                    ----------
               the Notes.

               b.   Accounts Payable, Bank Deposit Liabilities, etc. Accounts
                    -----------------------------------------------
               payable to trade creditors in accordance with prior practice including, without limitation, amounts payable under service contracts and for goods and services incurred in the ordinary course of business that are paid within the specified time, unless contested in good faith and by appropriate proceedings diligently conducted, and liabilities of Unified Banking Company to its depositors for the money deposited with Unified Banking Company.

         C.    The following section 5.05 is hereby added to the Loan Agreement:

         5.05. Profitability of Unified. Unified shall earn a profit
               ------------------------
         (computed in accordance with GAAP) on a cumulative basis for each of its fiscal years to date from and after the date of this Third Amendment, which year to date profit shall be determined quarterly beginning as of the end of the first fiscal quarter of Unified ending after the date of this Third Amendment.

6.       REPRESENTATIONS AND WARRANTIES. Borrowers, EIM, EIA and 21st Century
         ------------------------------
jointly and severally reiterate as of this date all representations and warranties contained in the Loan Agreement (each of which shall be deemed to be continuing warranties and representations until such time as all indebtedness evidenced by the Loan Agreement, as hereby amended, shall have been paid in full and neither of Borrowers nor EIM, EIA and 21st Century have any further liability to Bank).


                                     3

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7.       COVENANTS. Borrowers, EIM, EIA and 21st Century agree that all
         ---------
covenants contained in the Loan Agreement, as hereby amended, are and hereafter shall be binding upon Borrowers, EIM, EIA and 21st Century until payment in full of all obligations to Bank under the Loan Documents, unless otherwise consented to in writing by Bank.

8.       NO DEFENSES OR SETOFFS. There are no defenses, credits, or setoffs to
         ----------------------
the payment of the indebtedness evidenced by the Notes or the enforceability of the Notes or the Loan Agreement or any of the Loan Documents against Borrowers, EIM, EIA and 21st Century, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by the Notes, the Loan Agreement, this Amendment or the transactions relating thereto. The obligations described herein and in the Notes are absolute and non-contingent.

9.       LIMITED EFFECT OF AMENDMENT. Except as specifically amended herein,
         ---------------------------
the terms and conditions of the Notes, the Loan Agreement and all other existing agreements between the parties are unaffected by this Amendment, are valid and enforceable in accordance with their terms and shall continue to remain in full force and effect.

10.      GOVERNING LAW. This Amendment  shall be governed by and construed and
         -------------
enforced in accordance with the substantive law of the Commonwealth of Kentucky.

11.      ENTIRE AGREEMENT; MODIFICATIONS. This Amendment and the other Loan
         -------------------------------
Documents contain the entire agreement and understanding of the parties herein. The terms of this Amendment may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

12.      COUNTERPART EXECUTION. This Amendment may be signed by each party upon
         ---------------------
a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of each party.
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original.

                                   BANK ONE, KENTUCKY, NA

                                   BY: /s/ Mark Boison
                                      -----------------------------------------
                                   TITLE: First Vice President
                                         --------------------------------------

                                   UNIFIED FINANCIAL SERVICES, INC.

                                   BY: /s/ John S. Penn
                                      -----------------------------------------
                                   TITLE: President
                                         --------------------------------------


                                     4

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                                   COMMONWEALTH PREMIUM FINANCE
                                   CORPORATION

                                   BY: /s/ John R. Owens
                                      -----------------------------------------
                                   TITLE: Vice President
                                         --------------------------------------

                                   EQUITY INSURANCE MANAGERS, INC.

                                   BY: /s/ John R. Owens
                                      -----------------------------------------
                                   TITLE: President
                                         --------------------------------------

                                   EQUITY INSURANCE ADMINISTRATORS, INC.

                                   BY: /s/ John R. Owens
                                      -----------------------------------------
                                   TITLE: President
                                         --------------------------------------

                                   21ST CENTURY CLAIMS SERVICE, INC.

                                   BY: /s/ John R. Owens
                                      -----------------------------------------
                                   TITLE: Vice President
                                         --------------------------------------



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